

FREEPORT-MCMORAN COPPER & GOLD INC.

2nd Quarter 2005 Earnings Conference Call

J. R. Moffett
Chairman of the Board

R. C. Adkerson
President and Chief Executive Officer

K. L. Quirk
Senior Vice President, Chief Financial Officer and Treasurer

M. J. Johnson
Senior Vice President and Chief Operating Officer

www.fcx.com

FCX
LISTED
NYSE

July 19, 2005

FREEPORT-McMoRAN COPPER & GOLD INC.

Making the Grade

Cautionary Statement

This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding projected ore grades and milling rates, projected sales volumes, projected unit net cash costs, projected treatment charge rates, projected exploration costs, projected operating cash flows, projected capital expenditures, the impact of copper and gold price changes, and the impact of changes in deferred intercompany profits on earnings. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. The declaration and payment of dividends is at the discretion of the Company's Board of Directors and will depend on the Company's cash flows and financial position, copper and gold prices and general economic and market conditions. FCX cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. This presentation includes forward looking statements regarding geologic resources not included in reserves. The geologic resources described in this press release will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated geologic resources not included in reserves will become proven and probable reserves. Additionally, important factors that might cause future results to differ from these projections include mine sequencing, production rates, industry risks, commodity prices, Indonesian political risks, weather-related risks, currency translation risks and other factors described in FCX's Annual Report on Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and cathode cash unit costs per pound of copper. As required by Securities and Exchange Commission Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are provided in our press release distributed July 19, 2005.

2Q 2005 Highlights

Making the Grade

- **2Q05 Sales Stats – PT-FI Share**

	Volumes	***Realization***
Copper	*314 mm lbs*	*$1.53*
Gold	*616,400 ozs.*	*$428*

- **Operating Cash Flows of $458 Million in 2Q05, $620 Million Year-to-Date**
- **At June 30, 2005 Total Debt of $1.78 Billion, $1.2 Billion Net of $585 Million in Cash**
- **Open Market Purchases of 2.4 Million FCX Commons Shares for $80.2 Million, $33.83 per Share Average**
- **FCX Board Authorized Additional Supplemental Dividend of $0.50 per Share to be Paid on September 30, 2005**

Full Year Outlook

Making the Grade

- **PT-FI Copper and Gold Sales Expected to Total 1.47 Billion lbs. and 2.8 Million ozs.**

	1Q – 2Q05	3Q – 4Q05e	2005e
Copper (MM lbs)	642	830	1,470
Gold (M ozs)	1,212	1,600	2,812
Net Cash Costs (per lb)	9¢	3¢ (1)	5¢

- **2H05 Copper & Gold Sales Expected to be ~30% Higher Than 1H05**

- **At Prices of $1.40 Copper and $420 Gold in Balance of Year, Operating Cash Flows Expected to Exceed $1.2 Billion(2)**
  - **Operating Cash Flows of Over $600 Million in Second Half**
  - **Approximately $300 Million Net of Capital Expenditures, Scheduled Debt Payments and Regular Dividends in Second Half**

(1) Based on copper price of $1.40 per pound and gold price of $420 per ounce for the remainder of 2005. Lower 3Q volumes will result in net cash costs per pound above 2H05 average with 4Q net cash costs below the 2H05 average.

(2) Each 10¢ change in copper price in balance of the year would impact this estimate by approximately $40 MM, and each $25/oz change in gold price in balance of the year would have an approximate $20 MM impact.

e = estimate. Amounts are projections; see cautionary statement.

Positive Markets

Making the Grade


LME Copper Price
LME & COMEX Exchange Stocks*
000's Metric Tons
Cents Per Pound
1,600
1,400
1,200
1,000
800
600
400
200
0
180
160
140
120
100
80
60
40
20
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.


London Gold Price
Producer Hedging Announcements
ECB Announcement
Sept. 11 Attacks on U.S.
Prior to Iraqi Conflict
$ per oz.
500
450
400
350
300
250
Dec-98
Feb-99
Apr-99
Jun-99
Aug-99
Oct-99
Dec-99
Feb-00
Apr-00
Jun-00
Aug-00
Oct-00
Dec-00
Feb-01
Apr-01
Jun-01
Aug-01
Oct-01
Dec-01
Feb-02
Apr-02
Jun-02
Aug-02
Oct-02
Dec-02
Feb-03
Apr-03
Jun-03
Aug-03
Oct-03
Dec-03
Feb-04
Apr-04
Jun-04
Aug-04
Oct-04
Dec-04
Feb-05
Apr-05
Jun-05

Grasberg Open Pit
June 2005

Making the Grade


8N
6N
6S
6E
8S
7S
N

Pushback 6S, our high grade pushback, will continue to be the major metal contributor for the rest of 2005



Pushback 6S

As a result of on-going initiatives, mining rates have steadily climbed, averaging over 720,000 t/d in 2Q.

Mining Sequence in 2005
Copper Equivalent Cross Section

Making the Grade



A
B
6S is the Primary Ore Pushback in 2005
8S
7S
6N
Year-end 2004
2005
6S
Grasberg Plan View
A
B
N
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 2005 by Quarter
Copper Equivalent Cross Section

Making the Grade

- Pushback 6S provides about 60% of the ore tonnes with Pushback 6N providing the balance.
- Ore from Pushback 6S contains about 80% of the Cu & over 95% of the Au from the Grasberg pit in 2005.



A
B
8N
Year-end 2004
6S
6N
1Q05
2Q05
3Q05
4Q05
Grasberg Plan View
A
B
N
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Timing of 6S Ore
End of 3Q05

Making the Grade



Plan View
6N
6S
N

- About 2 million tonnes of ore in 6S previously expected to be mined in 3Q is now projected to be mined in 4Q
- Pushback 6S is still expected to be completed by year-end



View looking South
2 million tonnes @ 5.5% CuEq
6S
6N
Ore previously expected to be mined in 3Q now projected to be mined in early 4Q

Mining Sequence in 2006
Copper Equivalent Cross Section

Making the Grade


A
B
6N is the Primary Ore Pushback in 2006
8S
7S
Year-end 2005
6N
8N
2006
Grasberg Plan View
A
B
N
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 2007
Copper Equivalent Cross Section

Making the Grade


A
B
7S is the Primary Ore Pushback in 2007
8S
7S
6N
Year-end 2006
2007
Grasberg Plan View
A
B
N
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 2008
Copper Equivalent Cross Section

Making the Grade



A
B
7S is the Primary Ore Pushback in 2008
8N
8S
Year-end 2007
7S
2008
Grasberg Plan View
A
B
N
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

PT-FI Mine Plan
PT-FI's Share of Metal Sales, 2004-2009e

Making the Grade

2005e – 2009e PT-FI Share	2005e – 2009e PT-FI Share
Total: 6.8 billion lbs	Total: 10.9 million ozs
Annual Average: 1.35 billion lbs	Annual Average: 2.2 million ozs



Copper, billion lbs
Gold, million ozs
1.0
1.4
1.47
2.8
1.4
1.9
1.1
1.8
1.5
2.5
1.3
1.9
2004
2005e
2006e
2007e
2008e
2009e

e = estimate. Amounts are projections; see cautionary statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

2005 Outlook
Quarterly Payable Metal Sales

Making the Grade



PT-FI's share of Copper
1.47 billion pounds
Pounds in millions
500
375
250
125
0
328
314
380
450
44%
56%
1Q05
2Q05
3Q05
4Q05
Actual
Actual
Estimate



PT-FI's share of Gold
2.8 million ounces
Ounces in thousands
1100
825
550
275
0
595
616
575
1,025
43%
57%
1Q05
2Q05
3Q05
4Q05
Actual
Actual
Estimate

2005e Average Unit Net Cash Costs at Various Gold Prices

Making the Grade

(¢ per payable pound)



13¢
10¢
7¢
4¢
- 0 -
$350
$375
$400
$425
$450
Gold Price

NOTE: Based on copper and gold sales of 1.47 billion lbs and 2.8 million ozs for 2005 and gold prices as noted in the second half of 2005. Quarterly unit costs will vary significantly with quarterly metal sales volumes. Royalties and TC/RC's are based on copper price of $1.40 per pound in the balance of 2005. A 10¢ change in copper prices in the balance of 2005 would have a 1¢ impact per pound. Estimated unit cash costs are net of 5¢ per pound in estimated deferred stripping costs in 2005. Pursuant to new accounting guidance in EITF 04-6, stripping costs are to be included in cost of sales as incurred beginning in 2006.

FCX Capital Expenditures*

Making the Grade



($ in millions)
2005 – 2009 Average Annual: ~$185 Million
AC & Other
PT-FI
Big Gossan
$141
$119
$180
$160
$200
$185
$50
$200
$185
$70
$175
$165
$45
$170
$160
$30
2004
2005e
2006e
2007e
2008e
2009e

e = estimate. Amounts are projections; see cautionary statement.

** Includes approximately $195 million for PT-FI's share of capital expenditures for Big Gossan and $37 million for PT-FI to increase DOZ output to 50,000 metric t/d on sustained basis and $170 million for Common Infrastructure and other underground development activities.*

Development Projects

Making the Grade

- DOZ 50K Expansion
- Common Infrastructure
- On-going Mill Optimization
  - High Pressure Grinding Rolls
- Big Gossan

DOZ 50K Expansion

Making the Grade

- **Consistently operated in excess of nameplate capacity**
- **$62 million (aggregate) to accelerate development & to add a second crusher & ventilation**
- **Financially Attractive**
- **On-schedule & on-budget**

Production Profile

000's t/d



Original 1998 Feasibility (25K)
Actual/Projected
50K Expansion under way
($62MM capital, aggregate)
35K Expansion
(completed 1Q03)
25K Development
($250MM capital, aggregate)
2
2
7
6
14
22
21
41
25
44
25
41
25
44
25
50
25
51
25
50
2000
2001
2002
2003
2004
2005e
2006e
2007e
2008e
2009e

Common Infrastructure
Access to Underground Reserves

Making the Grade

Portals at Ridge Camp
June 2005



Progress continues on the Common Infrastructure for access and development of our underground reserves in the future.

On-schedule & On-budget



9 km from Portals to Grasberg
2Q 2007
Complete tunnel to Grasberg BC
Begin mine development & other facilities
Grasberg UG
Grasberg Pit
Grasberg Block Cave "Spur"
Kucing Liar
Kucing Liar "Spur"
Amole
MLZ
Deep MLZ
ESZ
DOZ
Big Gossan
MLA
Dom BC
Dom Pit
Mill
2H 2006
Lower access to Big Gossan
June 2005
1.8 km in each tunnel completed
Common Infrastructure
COW A Ore Bodies
Plan View
N
2004
Portal construction started (April)
Tunnel development started (July)
Portals (Ridge Camp)

On-Going Mill Optimization
High Pressure Grinding Rolls (HPGRs)

Making the Grade

- **Install HPGRs in the North/South Concentrator**
  - ✓ **Higher Recoveries**
  - ✓ **Potential Higher Throughput**
- **Aggregate Capital of $36MM (PT-FI's share is $22MM)**
- **Project is financially attractive**
  - ➢ *18% IRR* at 85¢ & $270*
  - ➢ *31% IRR* at $1.25 & $400*
- **Strategic fit with near-term and long-term development plans as operations transition underground**

* after-tax IRRs based on recovery improvements only

Big Gossan

Making the Grade

44 million tonnes
2.5% Cu, 1.2 g/t Au

3.4% CuEq vs. 1.4% CuEq DOZ avg.

Aggregate Metal
2.3 billion lbs Cu
1.1 million ozs Au

44% more Cu & 57% more Au than 10-K reserves

High-grade deposit near existing mill



Paste Plant
Hoist Room
Exhaust Drift
Orepass
Conveyor Drift
Access
Access
Shops
Stopes
Shaft
Orepass
Shops
Crusher
Haulage level
Access
Connection to Common Infrastructure

Facility Locations

- **Open Stope with Paste Backfill**
- **$225MM in Capital (2006-2009); PT-FI share: $195MM**
- **7,000 t/d – commence 2008 with full production by 2010**
- **Average aggregate annual production 135MM lbs & 65K ozs (PT-FI share: 60%)**
- **Development of Underground Workforce**

2005 Exploration Program

Making the Grade

- **Focused on testing extensions of the MLZ & Deep MLZ to the northwest, expansion of the Deep Grasberg and Deep Dom**



Deep Grasberg
NW MLZ &
Deep MLZ
Deep Dom
N
Block A

- **Continue to assess the timing of resuming exploration activities outside of the Grasberg mining district**

FCX Operating Cash Flows (2005e and Annual Avg. 2006-2008e) at Varying Copper & Gold Prices

($ in millions, except copper and gold prices)



Operating Cash Flows
$1,200
$1,000
$800
$600
$400
$200
$0
2005e
$1.40/$420
3Q-4Q05
'06-'07e
Avg.
2006-2008e Avg.
$1.00
$1.25
$1.50
$400
Copper Sensitivities
$350
$400
$450
$1.25
Gold Sensitivities

Payable Sales*		
	Copper	Gold
2005	1.47	2.8
2006	1.4	1.9
2007	1.1	1.8
2008	1.5	2.5

NOTE: 3-year average based on 2006-2008 copper and gold sales averaging 1.3 billion pounds and 2.1 million ounces; 2006 & 2007 Operating Cash Flow expected to be lower than 3-year average and 2008 higher than 3-year average. 2006-2008 Operating Cash Flow estimates exclude changes in working capital.

e = estimate. Amounts are projections; see cautionary statement.

** Billion pounds copper and million ounces gold*

FCX Debt Maturities


($ in millions)
$1,200
$900
$600
$300
$0
June 30, 2005
Total Debt $1,782
Less Cash ($585)
Total After Cash $1,197
$20
$253
FCX PRC(1)
$52
$14
$14
$510
10⅛% Senior Notes
$579
7% Conv. Notes
Convert price: $30.87 per share
$340
6⅞% Senior Notes
2005
2006
2007
2008
2009
2010
2011
Thereafter
Equipment Loans
Atlantic Copper
Senior Notes
Convertible Notes
Commodity Preferred

(1) *Commodity preferred maturity is based on book value of $167 million; at gold price of $420, redemption would approximate $180 million.*

Financial Policy

Making the Grade

- Maintain Strong Balance Sheet and Financial Flexibility
  - Year-to-Date Debt Reductions Approximate $170 Million
- Maintain Regular Quarterly Dividend That Can Be Sustained Within Broad Range of Commodity Prices
- In Periods of High Commodity Prices, Supplement Regular Dividend With Special Dividends/Share Purchases
- Long Track Record for Returning Cash to Shareholders